Exhibit (a)(2)

SCHEDULE A

to

Amended and Restated Agreement and Declaration of Trust

of

Forward Funds

Schedule of Series and Classes

Series	Class of Shares

Salient Adaptive Balanced Fund	Investor Class Institutional Class Class A Class C

Salient Adaptive Income Fund	Investor Class Institutional Class Class A Class C

Salient Adaptive US Equity Fund	Investor Class Institutional Class Class Z

Salient Commodity Long/Short Strategy Fund	Investor Class Institutional Class Class C Advisor Class Class Z

Salient EM Corporate Debt Fund	Investor Class Institutional Class Class C Advisor Class

Salient EM Dividend Signal Fund	Investor Class Institutional Class Class C Advisor Class

Salient EM Infrastructure Fund	Investor Class Institutional Class Class A Class B Class C Advisor Class

Salient Frontier Strategy Fund	Investor Class Institutional Class Advisor Class Class Z

Salient High Yield Fund	Investor Class Institutional Class Class C Class Z

Salient International Dividend Signal Fund	Investor Class Institutional Class Class A Class C Advisor Class

Salient International Real Estate Fund	Investor Class Institutional Class Class A Class C Advisor Class

Salient International Small Cap Fund	Investor Class Institutional Class Class C Advisor Class

Salient Investment Grade Fund	Investor Class Institutional Class Class Z

Salient Real Estate Fund	Investor Class Institutional Class Class A Class C

Salient Select Income Fund	Investor Class Institutional Class Class A Class B Class C Advisor Class

Salient Select Opportunity Fund	Investor Class Institutional Class Class A Class C Advisor Class

Salient Tactical Growth Fund	Investor Class Institutional Class Class A Class C Advisor Class

Salient Tactical Muni Strategy Fund	Investor Class Institutional Class Class A Class C Advisor Class

Salient Tactical Real Estate Fund	Investor Class Institutional Class Class A Class B Class C Advisor Class

Salient US Dividend Signal Fund	Investor Class Institutional Class Class A Class C Advisor Class

As amended:	March 8, 2007	December 31, 2010
	September 11, 2007	January 20, 2011
	November 13, 2007	April 19, 2011
	January 9, 2008	April 21, 2011
	March 5, 2008	May 1, 2011
	September 17, 2008	September 8, 2011
	January 7, 2009	September 30, 2011
	April 29, 2009	November 1, 2011
	June 3, 2009	December 31, 2011
	June 9, 2009	January 30, 2012
	June 12, 2009	March 19, 2012
	June 17, 2009	May 1, 2012
	June 26, 2009	November 1, 2012
	September 25, 2009	November 30, 2012
	October 30, 2009	December 3, 2012
	December 1, 2009	December 17, 2012
	December 11, 2009	May 1, 2013
	January 11, 2010	July 26, 2013
	May 1, 2010	July 31, 2013
	June 11, 2010	December 23, 2013
	August 9, 2010	August 1, 2014
	September 1, 2010	December 15, 2014
	September 20, 2010	April 24, 2015
	September 22, 2010	May 1, 2015
	October 20, 2010	November 2, 2015
	December 30, 2015	May 1, 2016

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